Supplement to the
Fidelity® Corporate Bond ETF, Fidelity® Investment Grade Bond ETF, Fidelity® Investment Grade Securitized ETF, Fidelity® Limited Term Bond ETF, and Fidelity® Total Bond ETF
December 30, 2022
Prospectus

The following principal investment strategy for Fidelity® Corporate Bond ETF is effective until the close of business on January 4, 2023. After that date, the policy stated within the "Fund Summary" section for Fidelity® Corporate Bond ETF is effective.

  Normally investing at least 80% of assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

The following principal investment strategy for Fidelity® Corporate Bond ETF is effective until the close of business on January 4, 2023. After that date, the policy stated within the "Fund Basics" section for Fidelity® Corporate Bond ETF is effective.

The Adviser normally invests at least 80% of the fund's assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

FIXETF-PSTK-1222-103 1.9887760.103	December 30, 2022